EXHIBIT 10.62
Allied Waste Industries, Inc.
Supplemental Executive Retirement Plan
Schedule A
(Amended and Restated Effective September 19, 2005)
(Updated November 1, 2006)

Participant	Participation Date

Peter S. Hathaway	January 1, 2004
Donald W. Slager	January 1, 2004
James G. Van Weelden	June 1, 2004
John S. Quinn	January 1, 2005
John J. Zillmer	May 27, 2005
Edward A. Evans	September 19, 2005

Retired Effective 12/31/2004
Thomas W. Ryan	August 1, 2003

Retired Effective 8/31/2006
Steven M. Helm	January 1, 2004